SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 8, 2002

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-7562 (Commission File Number)	94-1697231 (IRS Employer Identification No.)

Two Folsom Street San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

(650) 952-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On August 8, 2002, The Gap, Inc. (the “Company”) issued a press release announcing the Company’s July 2002 sales. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.    Exhibits.

99.1	Press Release dated August 8, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

By:	/s/ HEIDI KUNZ
Heidi Kunz Executive Vice President and Chief Financial Officer

Date:  August 8, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 8, 2002